                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 3, 1997

                             CONSOLIDATED STAINLESS, INC.
            _____________________________________________________________
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                 59-1669166
    _______________________________              ______________________
    (STATE OR OTHER JURISDICTION OF                  (IRS EMPLOYER
    INCORPORATION OR ORGANIZATION)               IDENTIFICATION NUMBER)

                               1601 EAST AMELIA STREET
                                ORLANDO, FLORIDA 32803
            _____________________________________________________________
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                            CONSOLIDATED STAINLESS, INC.
                    _____________________________________________
                               (FULL TITLE OF THE PLAN)
                                 ___________________

                                   RONALD J. ADAMS
                                      PRESIDENT
                             CONSOLIDATED STAINLESS, INC.
                               1601 EAST AMELIA STREET
                                ORLANDO, FLORIDA 32803
                 ___________________________________________________
                       (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    (407) 896-4000
                 ___________________________________________________
            (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                       COPY TO:
                               Peter W. Rothberg, Esq.
                              Greenberg Traurig Hoffman
                                Lipoff Rosen & Quentel
                                 153 East 53rd Street
                               New York, New York 10022
                                    (212) 801-9200
                 ___________________________________________________

            (Former name or former address, if changed since last report)


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    ITEM 5 - OTHER EVENTS.

    The Company was notified by letter dated December 3, 1997 from counsel to Mellon Bank, N.A. (the "Bank") that the Company is currently in default under a certain loan and security agreement executed by and between the Company and the Bank on March 10, 1997, as amended (the "Agreement"). Accordingly, the Bank may exercise its rights and remedies under such Agreement at any time without notice to the Company, including but not limited to, an immediate termination of the line of credit provided by the Bank, the cessation of any future advances under the line of credit, acceleration of all indebtedness due under the Agreement and foreclosure and taking possession of substantially all of the Company's assets.

    In addition, the Company has received notices of defaults under various other credit and security agreements.

    ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

    (a)  FINANCIAL STATEMENTS

         Not applicable.

    (b)  PRO FORMA FINANCIAL STATEMENTS

         Not applicable.

    (c)  EXHIBITS.

         Not applicable.


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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       CONSOLIDATED STAINLESS, INC.
                                            (Registrant)



Dated:  December 5, 1997               By: /s/ Burton Chasnov
                                           ------------------------------------
                                           Burton Chasnov
                                           Chief Financial Officer